UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 21, 2019
(Date of earliest event reported)

BANK 2019-BNK16
(Central Index Key Number 0001763333)
(Exact name of issuing entity)

Bank of America, National Association
(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)
(Exact name of registrant as specified in its charter)

North Carolina	333-226486-03	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On February 21, 2019, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of BANK 2019-BNK16, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK16.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Subordinate Loan/Whole Loan	Non-Serviced PSA/TSA (if any)	Intercreditor Agreement
One AT&T	N/A	Exhibit 4.5
Millennium Partners Portfolio	Exhibit 4.2	Exhibit 4.6
Regions Tower	N/A	Exhibit 4.7
Penske Distribution Center	Exhibit 4.3	Exhibit 4.8
Carriage Place	N/A	Exhibit 4.9
Residence Inn National Portfolio	N/A	Exhibit 4.10
Prudential – Digital Realty Portfolio	Exhibit 4.4	Exhibit 4.11

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $828,859,000, were sold to Wells Fargo Securities, LLC (“WFS”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLFP&S”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with WFS, MLFP&S, Morgan Stanley and Academy, the “Underwriters”), pursuant to the underwriting agreement, dated as of February 1, 2019 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as Exhibit 5 and Exhibit 8 to this report.

On February 21, 2019, the Registrant also sold the Class X-D, Class X-F, Class X-G, Class X-H, Class X-J, Class D, Class E, Class F, Class G, Class H, Class J and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $97,240,749, to WFS, MLFP&S, Morgan Stanley, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of February 1, 2019, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On February 21, 2019, the Registrant also transferred the RR Interest, having a principal amount of $48,742,092.06, to WFB, Morgan Stanley Bank, N.A. and Bank of America, National Association (in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of February 1, 2019, between the Registrant and the Retaining Parties. The RR Interest was transferred in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

Wells Fargo Bank, National Association (the “Retaining Sponsor”) is satisfying a portion of its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Depositor on the Closing Date and retaining approximately 31.5% of the RR Interest. The remaining portions of the RR Interest, approximately 30.9% and approximately 37.6% are to be retained by Morgan Stanley Bank, N.A. and Bank of America, National Association, respectively, each as an “eligible originator” under the Credit Risk Retention Rules.

The RR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The Public Certificates, the Private Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in BANK 2019-BNK16 (the “Issuing Entity”), a common law trust fund formed on February 21, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 69 commercial, multifamily, manufactured housing community and residential cooperative mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of February 1, 2019, between the Registrant and WFB, (ii) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of February 1, 2019, between the Registrant and MSMCH, (iii) Bank of America, National Association (“BANA”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of February 1, 2019, between the Registrant and BANA and (iv) National Cooperative Bank, N.A. (“NCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of February 1, 2019, between the Registrant and NCB.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Parties, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated February 4, 2019 and as filed with the Securities and Exchange Commission on February 21, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of February 4, 2019.

On February 21, 2019, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $828,859,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,835,380, were approximately $896,313,410. Of the expenses paid by the Registrant, approximately $111,500 were paid directly to affiliates of the Registrant, $924,938 in the form of fees were paid to the Underwriters, $462,291 were paid to or for the Underwriters and $4,336,651 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226486) was originally declared effective on September 10, 2018.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.2	Trust and Servicing Agreement, dated as of August 7, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of December 1, 2018, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of September 1, 2018, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Agreement Between Note Holders, dated as of February 8, 2019, between the holder of the One AT&T Pari Passu Companion Loan and the holder of the One AT&T Mortgage Loan, relating to the relative rights of such holders of the One AT&T Whole Loan.
Exhibit 4.6	Agreement Between Note Holders, dated as of August 9, 2018, between the holders of the Millennium Partners Portfolio Pari Passu Companion Loans, the holders of the Millennium Partners Portfolio Subordinate Companion Loans and the holder of the Millennium Partners Portfolio Mortgage Loan, relating to the relative rights of such holders of the Millennium Partners Portfolio Whole Loan.

Exhibit 4.7	Agreement Between Note Holders, dated as of October 23, 2018, between the holder of the Regions Tower Pari Passu Companion Loan and the holder of the Regions Tower Mortgage Loan, relating to the relative rights of such holders of the Regions Tower Whole Loan.
Exhibit 4.8	Agreement Between Note Holders, dated as of December 27, 2018, between the holder of the Penske Distribution Center Pari Passu Companion Loan and the holder of the Penske Distribution Center Mortgage Loan, relating to the relative rights of such holders of the Penske Distribution Center Whole Loan.
Exhibit 4.9	Agreement Between Note Holders, dated as of November 2, 2018, between the holder of the Carriage Place Pari Passu Companion Loan and the holder of the Carriage Place Mortgage Loan, relating to the relative rights of such holders of the Carriage Place Whole Loan.
Exhibit 4.10	Agreement Between Note Holders, dated as of February 8, 2019, between the holders of the Residence Inn National Portfolio Pari Passu Companion Loans and the holder of the Residence Inn National Portfolio Mortgage Loan, relating to the relative rights of such holders of the Residence Inn National Portfolio Whole Loan.
Exhibit 4.11	Agreement Between Note Holders, dated as of September 7, 2018, between the holders of the Prudential – Digital Realty Portfolio Pari Passu Companion Loans and the holder of the Prudential – Digital Realty Portfolio Mortgage Loan, relating to the relative rights of such holders of the Prudential – Digital Realty Portfolio Whole Loan.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 21, 2019.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 21, 2019 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 4, 2019.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2019, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2019, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of February 1, 2019, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of February 1, 2019, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 21, 2019	WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President